Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of November 23, 2011, by and among ATWOOD OCEANICS, INC., a Texas corporation (the “Parent”), ATWOOD OFFSHORE WORLDWIDE LIMITED, an exempted company organized under the laws of the Cayman Islands and a Wholly-Owned Subsidiary of the Parent (the “Borrower”), the lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Parent, the Borrower, the Lenders from time to time party thereto, and the Administrative Agent are parties to a Credit Agreement, dated as of May 6, 2011 (as amended, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.	Amendments to Credit Agreement.

1. Section 10.04(vii) of the Credit Agreement is hereby amended by deleting the text “Subsidiaries of the Parent (other than the Borrower and the Subsidiary Guarantors)” appearing therein and inserting the text “the Parent and its Subsidiaries (other than the Borrower and the Subsidiary Guarantors that are Subsidiaries of the Borrower)” in lieu thereof.

2. Section 10.05 of the Credit Agreement is hereby amended by (A) deleting the text “and” appearing at the end of Section 10.05(xiii) thereof, (B) deleting the period (“.”) appearing at the end of Section 10.05(xiv) and inserting the text “; and” in lieu thereof and (C) adding the following new Section 10.05(xv) immediately thereafter:

“(xv) so long as no Default or Event of Default then exists or would result therefrom, the Parent and its Subsidiaries (other than the Borrower and the Subsidiary Guarantors that are Subsidiaries of the Borrower) may guarantee Indebtedness permitted by Section 10.04(vii).”.

3. Section 10.12 of the Credit Agreement is hereby amended by (A) deleting the text “and” appearing at the end of Section 10.12(vi) thereof, (B) deleting the period (“.”) appearing at the end of Section 10.12(vii) and inserting the text “; and” in lieu thereof and (C) adding the following new Section 10.12(viii) immediately thereafter:

“(viii) restrictions contained in any documents governing any Indebtedness incurred after the Initial Borrowing Date in accordance with the provisions of this Agreement which, taken as a whole, are not materially more restrictive than those contained in this Agreement and are customary for the type of such Indebtedness, in each case, as determined by the Borrower in good faith.”.

4. Section 10.15(b) of the Credit Agreement is hereby amended by inserting the text “and other Indebtedness permitted to be incurred by the Parent pursuant to Section 10.04(vii)” immediately following the text “Sections 10.04(iii) and (v)” appearing in clause (i) of said Section.

5. Section 10.15(c) of the Credit Agreement is hereby amended by (A) deleting the text “and” appearing before the text “(iii) ordinary course liabilities” in clause (I) therein and inserting a comma (“,”) in lieu thereof, (B) inserting the text “ and (iv) liabilities permitted by clause (II) below” immediately following the text “(iii) ordinary course liabilities” and (C) deleting the text “or (iii)” appearing in clause (II) therein and inserting the text “, (iii) any Indebtedness permitted to be incurred by such Subsidiary Guarantors pursuant to Section 10.04(vii) or permitted pursuant to Section 10.05(xv), or (iv)” in lieu thereof.

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined herein) before or after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty that by its terms is made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This First Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, the other Credit Documents or any of the other instruments or agreements referred to therein. The Administrative Agent, the Collateral Agent and the Lenders expressly reserve all their rights and remedies except as expressly set forth in this First Amendment.

3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

5. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

6. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when (i) the Parent, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com) and (ii) the Borrower shall have paid to the Administrative Agent all reasonable out-of-pocket costs and expenses in connection with the First Amendment (including, without limitation, the reasonable fees and expenses of White & Case LLP).

7. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

ATWOOD OCEANICS, INC.

By:	/s/ Walter A. Baker
Name: Walter A. Baker
Title: Vice President, General Counsel and Corporate Secretary

ATWOOD OFFSHORE WORLDWIDE LIMITED

By:	/s/ Noel Baldwin
Name: Noel Baldwin
Title: Director

Signature page to First Amendment to Credit Agreement

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

By:	/s/ Henning Lyche Christiansen
Name: Henning Lyche Christiansen
Title: First Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

BNP PARIBAS:

By:	/s/ G. Devi
Name: G. Devi
Title: Managing Director

By:	/s/ Sriram Chandrasekaran
Name: Sriram Chandrasekaran
Title: Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

DnB Bank ASA:

By:	/s/ Anders Platou
Name: Anders Platou
Title: Senior Vice President

By:	/s/ Stian Løvseth
Name: Stian Løvseth
Title: Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

ING Capital LLC:

By:	/s/ Petra van Woensel
Name: Petra van Woensel
Title: Director

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

ITF International Transport Finance Suisse AG:

By:	/s/ Carsten Gutknecht-Stöhr
Name: Carsten Gutknecht-Stöhr
Title: Managing Director

By:	/s/ Natalja Formuzala
Name: Natalja Formuzala
Title: Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

WHITNEY BANK:

By:	/s/ Harry C. Stahel
Name: Harry C. Stahel
Title: Senior Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

CREDIT INDUSTRIEL ET COMMERCIAL:

By:	/s/ Andrew McKuin
Name: Andrew McKuin
Title: Vice President

By:	/s/ Alex Aupoix
Name: Alex Aupoix
Title: Managing Director

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

BARCLAYS BANK PLC:

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH:

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Director

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NORDEA BANK FINLAND PLC, NEW YORK BRANCH:

By:	/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

By:	/s/ Henning Lyche Christiansen
Name: Henning Lyche Christiansen
Title: First Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK:

By:	/s/ Roger Amillom
Name: Roger Amillom
Title: Senior Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NIBC BANK N.V.:

By:	/s/ Saskia Hovers
Name: Saskia Hovers
Title: Managing Director

By:	/s/ Jeroen van der Putten
Name: Jeroen van der Putten
Title: Associate Director

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Skandinaviska Énskilea Banken AB (publ):

By:	/s/ Erling Amundsen
Name: Erling Amundsen
Title:

By:	/s/ Per Olav Bucher-Johannessen
Name: Per Olav Bucher-Johannessen
Title:

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

HSBC BANK USA, N.A.:

By:	/s/ Bruce Robinson
Name: Bruce Robinson
Title: Vice President

By:	/s/ Koby West
Name: Koby West
Title: Assistant Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

UNICREDIT BANK AG:

By:	/s/ Manuela Laudahn
Name: Manuela Laudahn
Title: Associate Director

By:	/s/ Stephan Somitsch
Name: Stephan Somitsch
Title: Director

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Wells Fargo Bank, N.A.:

By:	/s/ T. Alan Smith
Name: T. Alan Smith
Title: Managing Director

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

REGIONS BANK:

By:	/s/ David Valentine
Name: David Valentine
Title: Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NATIXIS:

By:	/s/ Timothy Polvado
Name: Timothy Polvado
Title: Senior Managing Director

By:	/s/ Liana Tchernysheva
Name: Liana Tchernysheva
Title: Managing Director

Signature page to First Amendment to Credit Agreement